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                               SECURITY AGREEMENT


     AGREEMENT, dated the 30th day of June, 1996, by and between Lexington House, Inc., a Connecticut Corporation, having an office in New Britain, Connecticut (the "Maker"), and Lexington Health Care Group LLC, a Connecticut Limited Liability Company, having an office at 35 Park Place, New Britain, Connecticut 06052 (the "Secured Party"), the holder of a 5% Promissory Note issued by the Maker to the Secured Party in the amount of $393,672.74, or so much thereof as may be advanced from time to time (the "Note").

     WHEREAS, The Maker has executed the Note in favor of the Secured Party; and

     NOW, THEREFORE, in order to induce the Secured Party to make the loan (represented by the Note) to the Maker, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Security Interest.

     To secure the due payment and performance of all indebtedness and other liabilities and obligations of the Maker to the Secured Party under the Note, the Maker hereby grants to the Secured Party for the benefit of the Secured Party, security interests in and liens, first in priority, with respect to the premises located at 35 Park Place, New Britain, Connecticut 06052 (the "Collateral").

     2. Perfection of Security Interest.

     The Maker shall join the Secured Party in executing one or more financing statements and all necessary continuation statements thereto pursuant to the Uniform Commercial Code as in effect in the State of Connecticut as are necessary to perfect the Secured Party's liens or other notices appropriate under applicable law in form satisfactory to the Secured Party and its counsel and will pay all reasonable filing or recording costs with respect thereto in all public offices where filing or recording is reasonably deemed by the Secured Party and its counsel to be necessary or desirable to perfect the liens hereby created under said Uniform Commercial Code.

     3. Maker's Warranties and Representations.

          Maker warrants, represents, covenants and agrees as follows:

          a. To pay and perform all of the obligations secured by this Agreement according to their terms.

          b. To defend the title to the Collateral against all persons and against all claims and demands whatsoever, which Collateral is lawfully owned by the Maker and is now free and clear of any and all liens and security interests, claims, charges, encumbrances, taxes and assessments.

          c. On demand of the Secured Party, the Maker shall furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the Collateral and pay all filing fees in connection therewith. The Maker hereby agrees that the Secured Party may unilaterally file any statement necessary to continue the security interest in the Collateral during the term of this Agreement.

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          d. Not to (i) grant any additional security interests in the
Collateral without the prior written consent of the Secured Party, or (ii) transfer title to any of the Collateral without the prior written consent of the Secured Party.

          e. The Maker hereby constitutes and appoints the Secured Party its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (as defined in the Note) (in the name of the Secured Party or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Secured Party under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable to protect the interests of the Secured Party, which appointment as attorney is coupled with an interest.


     4. Rights and Remedies on Default.

          a. In case an Event of Default shall occur and be continuing, the Secured Party shall have the right, without further notice to the Maker, by any available judicial procedure, to exercise any and all rights afforded to a secured party upon default under the Uniform Commercial Code or other applicable law. The Maker agrees to execute and deliver all such instruments of assignment and conveyance and other documentation as may be reasonably requested by the Secured Party to vest title in and to the Collateral in the Secured Party, or, if such Collateral is sold or transferred as contemplated by the immediately preceding sentence, in the purchaser or purchasers thereof.

          b. Upon an Event of Default, the Secured Party's reasonable attorneys fees and the legal and other expenses for pursuing, searching for, receiving and taking, the Collateral shall be chargeable to the Maker.

          c. If the Maker shall default in the performance of any of the provisions of this Agreement on the Maker's part to be performed, the Secured Party may perform same for the Maker's account and any amounts expended in so doing shall be chargeable with interest to the Maker and added to the debt secured hereby.

          d. Upon an Event of Default, the Maker, upon reasonable request of the Secured Party, shall remit all Collateral secured hereby directly to the Secured Party or, at the Secured Party's direction, shall have all account debtors make payment directly to a bank account maintained for the benefit of the Secured Party, designated by the Secured Party and acceptable to the Maker.


     5. Term of Security Agreement.

          The term of this Security Agreement shall commence as of the date hereof and this Security Agreement shall continue in full force and effect and be binding upon the Maker until all of the obligations represented by the Note have been fully and indefeasibly paid and performed, whereupon this Security Agreement shall terminate and the Secured Party shall deliver to the Maker at such time all appropriate termination statements, in recordable form with respect to the liens as may be reasonably required by the Maker, including, filing a UCC-3 statement with the Connecticut Secretary of State and any other applicable states to extinguish the Secured Party's security interest and lien with respect to the Collateral.

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     6. Miscellaneous.

          a. Amendments, Etc. No amendment of any provision of this Agreement shall in any event be effective unless the amendment shall be in writing and signed by the Maker and the Secured Party, and no waiver of any provision of this Agreement, nor consent to any departure by any party therefrom shall be effective unless such waiver or consent shall be in writing and signed by the party waiving or consenting to such provision, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          b. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, facsimile, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered:

                              (1) if to the Maker,

                                   Lexington House, Inc.
                                   35 Park Place
                                   New Britain, Connecticut  06052

                                   Attn:    Jack Friedler

                                   and

                              (2)  if to the Secured Party,

                                   Lexington Health Care Group LLC
                                   35 Park Place
                                   New Britain, Connecticut 06052

                                   Attn:    Harry Dermer

                                   with copies to

                                   GERSTEN, SAVAGE, KAPLOWITZ & CURTIN, LLP
                                   575 Lexington Avenue
                                   New York, New York 10022
                                   Attn: Wesley C. Fredericks, Jr., Esq.

or, as to any such party, at such other address as shall be designated by such party in a written notice to the other parties.

          c. No Waiver; Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          d. Severability of Provisions. Any provision of this Agreement or of the Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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          e. Integration. This Agreement and the other documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and thereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

          f. Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the Maker and the Secured Party and their respective successors and assigns, except that neither the Maker nor the Secured Party may transfer or assign this Agreement or any of its rights or obligations hereunder to a party other than an affiliate without the prior written consent of the other party. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut applicable to agreements and instruments executed and performed in the State of Connecticut.

          g. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                                 MAKER
                                                 LEXINGTON HOUSE, INC.

                                                 /s/  Jack Friedler, Pres.
                                                 -------------------------------
                                                 By:  Jack Friedler
                                                 Title:  President


                                                 SECURED PARTY
                                                 LEXINGTON HEALTH CARE GROUP LLC

                                                 /s/  Harry Dermer
                                                 -------------------------------
                                                 By:  Harry Dermer
                                                 Title:  President


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